Exhibit 10.38.3

ASSIGNMENT AND ACCEPTANCE AGREEMENT

This ASSIGNMENT AND ACCEPTANCE AGREEMENT (this “Assignment”) is made and entered into this ___ day of October, 2025 (the “Effective Date”), by and between the undersigned holder (“Assignor”), Beneficient Company Holdings, L.P., a Delaware limited partnership (“Assignee”), Beneficient, a Nevada corporation (the “Company”), and Beneficient Company Group, L.L.C, a Delaware limited liability company (“Ben LLC”). Capitalized terms used herein but not defined shall have the meaning set forth in the Ninth Amended and Restated Agreement of Limited Partnership of the Assignee (as amended, the “Partnership Agreement”).

RECITALS:

WHEREAS, Assignor currently holds certain Preferred Series A Subclass 1 Unit Accounts (“Preferred A-1 Unit Accounts”) of the Assignee;

WHEREAS, Assignee, Ben LLC and the Company have provided to Assignor notice (the “Conversion Notice”) of a limited opportunity to convert and exchange up to $50 million of Preferred A-1 Unit Accounts into shares of Class A common stock, par value $0.001 per share, of the Company (the “Class A Common Stock”) by waiving certain provisions of the Partnership Agreement and certain provisions of that certain Exchange Agreement, dated June 7, 2023, by and among the Company, Ben LLC and the Assignee (the “Exchange Agreement”) as more specifically provided in the Conversion Notice (such transaction, the “Limited Conversion”);

WHEREAS, pursuant to the Conversion Notice and the Exchange Agreement, Assignor has delivered a Notice of Exchange (the “Exchange Notice”) to the Company, the Assignee and Ben LLC, pursuant to which the Assignor elected to convert $______ of the Sub-Capital Account associated with the Assignor’s Preferred A-1 Unit Accounts (the “Converted Preferred A-1 Unit Accounts”) into Class S Ordinary Units at a Preferred Series A Subclass 1 Unit Conversion Price of $_________, with such Class S Ordinary Units to be contemporaneously exchanged for shares of Class A Common Stock; and

WHEREAS, Assignor desires to hereby assign and convey the Converted Preferred A-1 Unit Accounts to Assignee in exchange for Class S Ordinary Units, which will be contemporaneously exchanged for shares of the Company’s Class A Common Stock (the “Exchange Shares”).

NOW, THEREFORE, in consideration of the promises, agreements and mutual obligations herein set forth, the parties to this Assignment hereby agree as follows:

1. Assignment of the Converted Preferred A-1 Unit Accounts. In exchange for good and valuable consideration and in accordance with the terms of the Limited Conversion, Assignor hereby transfers, assigns, and conveys to Assignee, and Assignee accepts as of the Effective Date, all of Assignor’s right, title and interest in the Converted Preferred A-1 Unit Accounts, free and clear of all liens, encumbrances, security interests, claims or options, other than the restrictions on transfer and other terms and conditions applicable thereto pursuant to the Partnership Agreement and Exchange Agreement. In accordance with the Limited Conversion, Assignor accepts the Exchange Shares in satisfaction and cancellation of the Class S Ordinary Units exchanged by the Assignor.

2. Representations of Assignor. The Assignor represents and warrants that (a) it is the legal and beneficial owner of the Converted Preferred A-1 Unit Accounts, (b) the Converted Preferred A-1 Unit Accounts are free and clear of any lien, encumbrance or other adverse claim, other than restrictions on transfer and other terms and conditions applicable thereto pursuant to Partnership Agreement and Exchange Agreement, and (c) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and to consummate the transactions contemplated by the Limited Conversion.

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3. Representations of Assignee, Ben LLC and the Company.

(a) The Assignee, Ben LLC and the Company jointly and severally represent and warrant to Assignor that each has taken all action necessary to execute and deliver this Assignment, to consummate the transactions contemplated by the Limited Conversion and to execute and deliver the other documents contemplated thereby.

(b) The Company represents and warrants to the Assignor that the Exchange Shares, upon issuance in accordance with the terms and provisions of the Limited Conversion, will be duly and validly issued, fully paid and nonassessable. Upon issuance in accordance with the terms hereof and the Limited Conversion, the Assignor will receive good title to the Exchange Shares, free and clear of all liens, claims and encumbrances, other than (i) transfer restrictions pursuant to the Voting and Lock-Up Agreement contemplated by the Limited Conversion, (ii) the adjustment and forfeiture provisions contained in the Conversion Notice, (iii) transfer restrictions under federal and state securities laws, and (iv) liens, claims or encumbrances imposed due to the actions of the Assignor.

4. Future Cooperation. Assignor and Assignee shall mutually cooperate at all times from and after the date hereof with respect to any of the matters described herein, and to execute any further assignments, releases, assumptions, notifications or other documents as may be reasonably requested by the other party (or as requested by the Company) for the purpose of giving effect to, evidencing or giving notice of the transaction evidenced by this Assignment. Promptly upon request, Assignor and Assignee shall provide the Company with any such additional information and documents as may be reasonably requested by it in connection with this Assignment from time to time.

5. Counterparts. This Assignment may be executed in any number of counterparts, all of which taken together shall constitute one and the same Assignment, and any of the parties to this Assignment may execute this Assignment by signing any of the counterparts. Any counterpart of this Assignment may be executed via email.

6. Governing Law. This Assignment will be subject to, governed by and construed under and in accordance with the internal laws of the State of Delaware, without regard to conflicts of laws or choice of law provisions or principles.

7. Dispute Resolution. The provisions of Section 11.10 of the Partnership Agreement shall apply, mutatis mutandis, to the parties of this Assignment with respect to any claims, suits, actions or proceedings arising out of or relating to this Assignment.

8. Binding Agreement. This Assignment shall be binding upon the parties hereto and their respective heirs, estates, executors, administrators and other personal and/or legal representatives, successors and permitted assigns and shall inure to the benefit of the parties and their respective successors and assigns.

9. Severability. If any provision of this Assignment shall be held or deemed to be, or shall in fact be, invalid, inoperative, illegal or unenforceable, this Assignment shall be reformed and constructed as if such invalid, inoperative, illegal or unenforceable provision had never been contained herein and such provision reformed so that it would be valid, operative and enforceable to the maximum extent permitted.

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IN WITNESS WHEREOF, the undersigned have executed this Assignment effective as of the Effective Date.

ASSIGNOR:

ALTIVERSE CAPITAL MARKETS, LLC

By: Hicks Holdings Operating, LLC, its managing member

Name:	Thomas O. Hicks
Title:	Member

ASSIGNEE:

BENEFICIENT COMPANY HOLDINGS, L.P.

By: Beneficient Company Group, L.L.C., its general partner

By: Beneficient, its managing member

By:
Name:	David B. Rost
Title:	General Counsel

AGREED AND ACCEPTED:

BENEFICIENT COMPANY GROUP, L.L.C.

By: Beneficient, its managing member

By:
Name:	David B. Rost
Title:	General Counsel

BENEFICIENT

By:
Name:	David B. Rost
Title:	General Counsel

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ASSIGNOR:

BENEFICIENT HOLDINGS, INC.

Name:	Brad K. Heppner
Title:	Authorized Signatory

ASSIGNEE:

BENEFICIENT COMPANY HOLDINGS, L.P.

By: Beneficient Company Group, L.L.C., its general partner

By: Beneficient, its managing member

By:
Name:	David B. Rost
Title:	General Counsel

AGREED AND ACCEPTED:

BENEFICIENT COMPANY GROUP, L.L.C.

By: Beneficient, its managing member

By:
Name:	David B. Rost
Title:	General Counsel

BENEFICIENT

By:
Name:	David B. Rost
Title:	General Counsel

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ASSIGNOR:

HICKS HOLDINGS OPERATING, LLC

Name:	Thomas O. Hicks
Title:	Member

ASSIGNEE:

BENEFICIENT COMPANY HOLDINGS, L.P.

By: Beneficient Company Group, L.L.C., its general partner

By: Beneficient, its managing member

By:
Name:	David B. Rost
Title:	General Counsel

AGREED AND ACCEPTED:

BENEFICIENT COMPANY GROUP, L.L.C.

By: Beneficient, its managing member

By:
Name:	David B. Rost
Title:	General Counsel

BENEFICIENT

By:
Name:	David B. Rost
Title:	General Counsel

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ASSIGNOR:

BRUCE W. SCHNITZER

ASSIGNEE:

BENEFICIENT COMPANY HOLDINGS, L.P.

By: Beneficient Company Group, L.L.C., its general partner

By: Beneficient, its managing member

By:
Name:	David B. Rost
Title:	General Counsel

AGREED AND ACCEPTED:

BENEFICIENT COMPANY GROUP, L.L.C.

By: Beneficient, its managing member

By:
Name:	David B. Rost
Title:	General Counsel

BENEFICIENT

By:
Name:	David B. Rost
Title:	General Counsel

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ASSIGNOR:

RICHARD W. FISHER

ASSIGNEE:

BENEFICIENT COMPANY HOLDINGS, L.P.

By: Beneficient Company Group, L.L.C., its general partner

By: Beneficient, its managing member

By:
Name:	David B. Rost
Title:	General Counsel

AGREED AND ACCEPTED:

BENEFICIENT COMPANY GROUP, L.L.C.

By: Beneficient, its managing member

By:
Name:	David B. Rost
Title:	General Counsel

BENEFICIENT

By:
Name:	David B. Rost
Title:	General Counsel

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ASSIGNOR:

JAMES G. SILK

ASSIGNEE:

BENEFICIENT COMPANY HOLDINGS, L.P.

By: Beneficient Company Group, L.L.C., its general partner

By: Beneficient, its managing member

By:
Name:	David B. Rost
Title:	General Counsel

AGREED AND ACCEPTED:

BENEFICIENT COMPANY GROUP, L.L.C.

By: Beneficient, its managing member

By:
Name:	David B. Rost
Title:	General Counsel

BENEFICIENT

By:
Name:	David B. Rost
Title:	General Counsel

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